                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                          JULY 22, 1999 (JUNE 10, 1999)



                          IRWIN NATURALS/4HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)


            UTAH                     0-18160                  87-046822
(State of Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)          Identification No.)



                           10549 WEST JEFFERSON BLVD.,
                              CULVER CITY, CA 90232
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (310) 253-5305


                                       N/A
         (Former Name and Former Address, if Changed Since Last Report)


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                          IRWIN NATURALS/4HEALTH, INC.

                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K

                                                                Page No.
                                                                --------
Item 5.   Other Events .............................................3

Item 7.   Exhibits................................................. 4

Signature ......................................................... 5


                                      2
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                  ITEM 5.  OTHER EVENTS

On June 10, 1999, Irwin Naturals/4Health, Inc., a Utah corporation (the "Company"), secured a loan from a lending institution that will provide up to $20 million dollars of financing. The credit facility consists of a $13 million term loan and a $7 million revolving line of credit, subject to borrowing base availability and compliance with certain financial and other covenants and agreements. The loans under the facility are secured by substantially all the assets of the Company. Approximately $15.5 million dollars of the facility was used to refinance existing debt, including the Company's previous existing credit facility, and certain acquisition debt increased in connection with the acquisition of all of the assets of Inholtra Naturals, Ltd. The remainder of the available financing will be used to fund the Company's on-going working capital requirements.

                  A complete description of all of the terms and conditions of the financing is set forth in the Secured Credit Agreement attached as Exhibit
10.12 hereto.


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Item 7.           Exhibits

The following material is filed as an exhibit to this Current Report on Form
8-K:

Exhibit Number        Description of Exhibit
--------------        ----------------------
10.12                     Secured Credit Agreement by and among Irwin Naturals/4
                          Health, Inc. as Borrower, and First Source Financial
                          LLP, as Agent and Lender, dated as of June 10, 1999.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  IRWIN NATURALS/4HEALTH, INC.


Date: July 22, 1999                               By: /s/:Louis Mancini
                                                      -------------------------
                                                           Louis Mancini
                                                           President


                                      5
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                                  EXHIBIT INDEX


Exhibit                                                                                             Page
 Number                                           Description                                      Number
-------                                           -----------                                      ------
 10.12           Secured Credit Agreement by and among Irwin Naturals/4 Health, Inc. as            7
                 Borrower, and First Source Financial LLP, as Agent and
                 Lender, dated as of June 10, 1999.


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